UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 15, 2015

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Midway Gold Corp.’s, a British Columbia corporation, subsidiary, Midway Gold US Inc., a Nevada corporation, (the “Company” or “Midway”), has filed a complaint in United States Bankruptcy Court for the District of Colorado (the “Court”), where it filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015, seeking authority under Section 363(h) of the Bankruptcy Code to sell 100% of the assets of a joint venture known as Spring Valley located in Pershing County, Nevada.  Midway’s partner in the joint venture is Barrick Gold Exploration, Inc. (“Barrick”).  Midway is requesting the Court to authorize Midway to sell the entire Spring Valley property on behalf of both Barrick and Midway, as well as enjoining Barrick from pursuing an independent sale of its ownership interest in the joint venture.

Additional information and other materials related to the restructuring, including documents filed with the Court regarding the matters referenced above, are available at http://dm.epiq11.com/MidwayGold.

Item 7.01. Regulation FD Disclosure.

On October 16, 2015,  the Company issued a press release announcing that Midway had requested authorization to sell all of the assets that are the subject of joint venture known as Spring Valley.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated October 16, 2015

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.”  These statements about the Registrant’s expectations, beliefs, plans, objectives, assumptions and future events are not statements of historical fact and reflect only the Registrant’s current expectations regarding these matters.  The Registrant’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including (i) the potential adverse impact of the Chapter 11 Filings on the Registrant’s liquidity or results of operations, (ii) changes in the Registrant’s ability to meet financial obligations during the chapter 11 process or to maintain contracts that are critical to Registrant’s operations, (iii) the availability of debtor in possession financing, (iv) the effect of the Chapter 11 Filings the Registrant’s relationships with third parties, regulatory authorities and employees, (v) proceedings that may be brought by third parties in connection with the chapter 11 process, (vi) the Bankruptcy Court approval or other conditions or termination events in connection with the proceedings, (vii) the increased administrative costs related to the chapter 11 process; (viii)  the Registrant’s ability to maintain adequate liquidity to fund operations during the chapter 11 process and thereafter and (ix) other factors listed from time to time in the Registrant’s filings with Securities and Exchange Commission.  Forward-looking statements in this Current Report on Form 8-K speak only as of the date on which they are made and the Registrant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: October 16, 2015	By: /s/ William M. Zisch William M. Zisch President and Chief Executive Officer

EXHIBIT INDEX

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated October 16, 2015